                                                                    EXHIBIT 22.1

                   SUBSIDIARIES OF REEBOK INTERNATIONAL LTD.

                                                   Jurisdiction of
                                                   Incorporation or
Name                                                 Organization
- ----                                               ----------------
The Rockport Company, Inc.                         Massachusetts

Reebok Aviation, Inc.                              Massachusetts

The Reebok Worldwide Trading Company, Ltd.         Massachusetts

Reebok International Securities Corp.              Massachusetts

RBK Thailand, Inc.                                 Massachusetts

Reebok Foundation, Inc.                            Massachusetts

Reebok Eastern Territories Inc.                    Massachusetts

AVIA Group International, Inc.                     Delaware

Kobeer Holdings, Inc.                              Delaware

RFC, Inc.                                          Delaware

The Donner Mountain Corporation                    Oregon

Reebok Austria GmbH                                Austria

Rockport Gmbh                                      Austria

RBK (Belgium) SA                                   Belgium

Joggingsport SA                                    Belgium

Reebok Do Brasil Servicos                          Brazil
a Participacoes Ltda

Reebok (China) Holdings Ltd.                       British Virgin Islands

Reebok Canada Inc.                                 Canada

Reebok Chile S.A.                                  Chile

Reebok France S.A.                                 France

Rockport France S.a.r.L.                           France

Reebok Deutschland GmbH                            Germany

                                                           EXHIBIT 22.1 - Page 2

                   SUBSIDIARIES OF REEBOK INTERNATIONAL LTD.

                                                   Jurisdiction of
                                                   Incorporation or
Name                                                 Organization
- ----                                               ----------------
AGI Sportartikel GmbH                              Germany

Rockport Deutschland GmbH                          Germany

Reebok Trading (FAR EAST) Ltd.                     Hong Kong

Rockport International Trading                     Italy
Co. Italy S.r.l.

Reebok Italia S.r.l.                               Italy

Reebok Japan Inc.                                  Japan

Rockport Japan Inc.                                Japan

Reebok Korea Technical Services                    Korea
  Company, Ltd.

Reebok International Finance B.V.                  The Netherlands

Reebok Nederland BV                                The Netherlands

Rockport (Europe) B.V.                             The Netherlands

Rockport (Nederland) B.V.                          The Netherlands

Reebok Russia Retail, Inc.                         Russia

Reebok Leisure SA                                  Spain

Reebok (South Africa) (Proprietary) Limited        South Africa

Reebok (Taiwan) Services Company                   Taiwan

RBK Holdings plc                                   United Kingdom

Reebok International Limited                       United Kingdom

Reebok UK Limited                                  United Kingdom

Reebok Sports Limited                              United Kingdom

Avia U.K. Ltd.                                     United Kingdom

                                                           EXHIBIT 22.1 - Page 3

                   SUBSIDIARIES OF REEBOK INTERNATIONAL LTD.

                                                   Jurisdiction of
                                                   Incorporation or
Name                                                 Organization
- ----                                               ----------------
J.W. Foster & Sons                                 United Kingdom
(Athletic Shoes) Limited

The Rockport Company Limited                       United Kingdom